Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, David H. Adams, Chief Financial Officer of Integrated Surgical Systems, Inc.
(the "Company"), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1.   The Quarterly Report on Form 10-Q of the Company for the three months ended March 31, 2008, which this certification accompanies (the
          "Periodic Report"), fully complies with the requirements of Section
          13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2.   The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 20, 2008                      /s/ DAVID H. ADAMS
                                         ---------------------------------------
                                         David H. Adams
                                         Chief Financial Officer